UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2024

WORKSPORT LTD.
(Exact name of registrant as specified in its charter)

Nevada	001-40681	35-2696895
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2500 N America Dr

West Seneca, New York 14224

(Address of principal executive offices) (ZIP Code)

(888) 554-8789

Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common	WKSP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On September 19, 2024, Worksport Ltd. (the “Company”), a Nevada Corporation, entered into a securities purchase agreement (the “Purchase Agreement”) with Keyser Capital LLC (“the Purchaser”), a Cooks Islands limited liability company. Pursuant to the Purchase Agreement, the Company has agreed to issue and sell, in a private placement (“Private Placement”) (i) 950,000 shares of the Company’s common stock, with a par value of $0.0001 per share, to the Purchaser at a $0.40 per share purchase price (“Common Shares”), and (ii) warrants (“Warrants”) to purchase up to 1,900,000 shares of common stock (“Warrant Shares”), at an exercise price of $0.40 per share. The warrants will be exercisable for a period of five year from the date of issuance. The Purchase Agreement contains customary representations, warranties and covenants of the parties, and the closing is subject to customary closing conditions.

The Purchaser acknowledged and agreed that any resale of the Common Shares or Warrant Shares issued in connection with this Private Placement is subject to resale restrictions pursuant to the Securities Exchange Act of 1934 and none of the Common Shares or Warrant Shares purchased herein has been registered under the Securities Act of 1933, as amended.

The foregoing description of the Purchase Agreement is a summary and is qualified in its entirety by reference to the Purchase Agreement filed herein as Exhibit 10.1.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K concerning the offer and sale of the securities to the Purchaser pursuant to the Purchase Agreement is incorporated herein by reference. The securities issued and sold under the Purchase Agreements as described in Item 1.01 were offered and sold by the Company in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act. The Company relied on this exemption from registration for private placements based in part on the representations made by the Purchaser including the representations with respect to the Purchaser’s status as accredited investors.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description
10.1	The Securities Purchase Agreement, dated September 19, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKSPORT LTD.

Date: September 20, 2024	By:	/s/ Steven Rossi
	Name:	Steven Rossi
	Title:	Chief Executive Officer (Principal Executive Officer)

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